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                            JPMORGAN SPECIALTY FUNDS
                        H&Q IPO & EMERGING COMPANY FUND
                              CLASS A AND CLASS B

                       SUPPLEMENT DATED NOVEMBER 19, 2001
                   TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

    The Fund's Board of Trustees has decided that it is in the best interest of the Fund and its shareholders to change the Fund's investment strategy from a focus on investment in initial public offerings and emerging companies to investment in mid-cap stocks, effective
    December 1, 2001. At that time, J.P. Morgan Fleming Asset Management
    (USA) Inc., the Fund's investment adviser, will assume the day-to-day investment decisions for the Fund and Symphony Asset Management, LLC will no longer be the Fund's sub-adviser. The Fund will also be renamed the JPMorgan Mid Cap Growth Fund and will no longer be offered through this Prospectus. A separate Prospectus has been created for the Fund.

                                                                 SUP-SPECHQ-1101